                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                GENELINK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

                             [GENELINK LETTERHEAD]


April 01, 2002

Dear Shareholders,

This past year has been one of the most exciting in GeneLink's history!

GeneLink's new mission statement introduces our evolution and transformation into a full-fledged biosciences company. That mission is: "To utilize the latest genetic research information and applied technologies to provide products and services that can assist in improving and extending human life."

GeneLink has completed the development of several breakthrough genetic products. We are in the process of negotiating licensing rights for these proprietary genetic assessments (patents pending) to companies that market to the $100 Billion plus dietary supplement and personal care industries. GeneLink's technologies will enable these companies, for the first time, to offer vitamins, nutritional supplements, skin care and personal care products that have been customized to match the consumer's unique genetic profile.

Also under development are assessments for obesity and osteoporosis susceptibility, which we anticipate licensing to the $1 trillion plus health care industry. We expect licensing revenues to begin in this calendar year.

GeneLink received Patent No. 6,291,171 for our DNA Collection Kit(TM) and will continue to use the kit for DNA Banking. It also serves as the collection system for all of our new genetic assessments.

GeneLink has developed strategic agreements with several companies including:
Garden State Nutritionals, one of the world's largest custom manufacturers of dietary supplements, and Arch Personal Care Products a unit of Arch Chemicals, Inc. (NYSE: ARJ). Arch Chemicals, with sales of approximately $1 billion, is a global specialty chemicals company.

We are receiving an outpouring of positive response from the press and have recently been mentioned in Chemical & Engineering News, Nutraceuticals World, Today's Dietician, featured on HealthLine with Dr. Alan Pressman, Dick Davis Digest "Top Picks for 2002," and "Stock Pick of the Month" by Conservative Speculator. (For a complete copy of these reports please go to http://www.genelink.info).

GeneLink is proud to be at the forefront of the genomics revolution; we are at the beginning of new opportunities, new sources of revenue and a bright future for GeneLink's partners and shareholders.

Enclosed with this letter is a notice of our Annual Meeting of Shareholders scheduled for April 29, 2002, along with a Proxy Statement, proxy card and a copy of our Annual Report for 2001. Whether or not you plan to attend the Annual Meeting, please return the proxy card so that your vote will be included.

Sincerely,





John DePhillipo, Chairman and CEO
GeneLink, Inc.


              GeneLink, Inc. - P.O. Box 3212, Margate, NJ 08402 -
             (609) 823-6991 Fax (609) 823-6616 - www.genelink.info
                                                 -----------------

                                 GENELINK, INC.
                              100 S. Thurlow Street
                            Margate, New Jersey 08402


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 29, 2002


To the Shareholders of GeneLink, Inc.:

         Notice is hereby given that the Annual Meeting of Shareholders of GeneLink, Inc. (the "Company"), a Pennsylvania corporation, will be held at 9:00 a.m. on April 29, 2002 at The Atlantic City Hilton, Boston Avenue and the Boardwalk, Pacific "C" Room, 3rd Floor, Atlantic City, New Jersey (the "Meeting"), for the following purposes:

1. To elect two (2) directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified; and

2. To transact such other business as may properly be brought before the Meeting or any adjournment(s) thereof.

         Only shareholders of record at the close of business on March 28, 2002, are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

         Whether or not you plan to be present at the Meeting, you are requested to sign and return the enclosed proxy in the envelope provided so that your shares will be represented. The giving of such proxy will not affect your right to vote in person should you later decide to attend the Meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                                          By Order of the Board of Directors,


                                          John R. DePhillipo
                                          Chairman of the Board

Margate, New Jersey
April 1, 2002

                                  GENELINK, INC.
                              100 S. THURLOW STREET
                            MARGATE, NEW JERSEY 08402


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 29, 2002

         This Proxy Statement is furnished to shareholders of GeneLink, Inc. (the "Company"), a Pennsylvania corporation, in connection with the solicitation of proxies on behalf of the management of the Company for use at the Annual Meeting of Shareholders to be held at The Atlantic City Hilton, Pageant Room, Boston Avenue and the Boardwalk, Pacific "C" Room, 3rd Floor, Atlantic City, New Jersey on April 29, 2002, at 9:00 a.m. and at any and all adjournments thereof (the "Meeting"), for the purpose of considering and acting upon the matters referred to in the preceding Notice of Annual Meeting and more fully discussed below.

         This Proxy Statement and the accompanying form of proxy were first mailed to shareholders of the Company entitled to notice of, and to vote at, the Meeting on or about March 28, 2002.

Quorum and Voting

         The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding, voting together as a single class is necessary to constitute a quorum at the Meeting. Shareholders are entitled to one vote per share of Common Stock held on any matter which may properly come before the Meeting. Any shareholder executing and delivering the accompanying proxy has the power to revoke the same by giving notice to the Secretary of the Company. The presence at the Meeting of a shareholder will not revoke his proxy. Proxies in the accompanying form which are properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions therein. The candidates receiving the highest number of votes up to the number of directors to be elected shall be elected directors of the Company. IF NO INSTRUCTION IS GIVEN WITH RESPECT TO ANY PROPOSAL TO BE ACTED UPON, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES NAMED IN THE PROXY. No matter is expected to be considered at the Meeting other than the proposals set forth in the accompanying Notice of Annual Meeting, but if any other matters are properly brought before the Meeting for action, it is intended that the persons named in the proxy and acting thereunder will vote their discretion on such matters.

Record Date and Shares Outstanding

         The close of business on March 28, 2002 has been fixed as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting. The stock transfer books will not be closed. As of March 1, 2002, there were issued and outstanding 16,856,410 shares of the Company's Common Stock.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth information as of March 1, 2002 regarding (i) each person known to the Company to beneficially own more than five percent of it Stock and (ii) the Company's directors as a group.

                                  Number of Shares           Approximate Percentage
            Name                 Beneficially Owned           Of Stock Outstanding
            ----                 ------------------           --------------------
Robert P. Ricciardi                4,610,000 (1)                        24.6%

Maria D. DePhillipo                4,048,000 (2)                        21.3%

John R. DePhillipo                 3,578,000 (3)                        18.8%

Edmund T. and                      2,250,000                            13.3%
Linda J. DelGuercio

Directors as a Group               8,388,000 (1) (3)                    39.7%


(1) Includes currently exercisable options to acquire 1,900,000 shares of the Company's Common Stock.

(2) Includes currently exercisable options to acquire 2,148,820 shares of the Company's Common Stock held by John R. DePhillipo, the spouse of Mrs. DePhillipo. Mrs. DePhillipo disclaims beneficial ownership of the options held by John R. DePhillipo. Mrs. DePhillipo is the trustee of various family trusts owning an aggregate of 470,000 shares of Common Stock and disclaims any beneficial ownership of these shares.

(3) Includes currently exercisable options to acquire 2,148,820 shares of the Company's Common Stock. Includes 1,430,000 shares held by Maria D. DePhillipo, the spouse of Mr. DePhillipo. Mr. DePhillipo disclaims beneficial ownership of the shares held by Maria D. DePhillipo.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                          Year              Annual Compensation                  Long-Term Compensation
                                     ---------------------------------      --------------------------------
                                                                                  Awards               Payouts
                                                                            -----------------          -------

           (a)             (b)        (c)         (d)         (e)           (f)           (g)            (h)             (i)

                                                                                       Securities       LTIP          All Other
   Name and Principal     Year       Salary      Bonus    Other Annual   Restricted   Under-Lying      Payouts      Compensation
        Position                      ($)         ($)     Compensation     Stock        Options/         ($)             ($)
                                                              ($)         Award(s)        SARs
                                                                           ($)            (#)
        --------          ----       ------      -----    ------------   ----------   -----------      -------      ------------
John R. DePhillipo,       2001     $166,375(1)     --         --            --             --        $ 100,000(3)     $ 4,800(4)
Chief Executive Officer
                          2000     $151,250(1)     --         --            --             --        $ 100,000(3)     $ 4,800(4)

                          1999     $137,500(1)     --         --            --             --        $ 100,000(3)     $ 2,400(4)


Robert P. Ricciardi,      2001     $ 72,600(2)     --         --            --             --        $ 100,000(3)          --
Ph.D., Treasurer
                          2000     $ 66,000(2)     --         --            --             --        $ 100,000(3)          --

                          1999     $ 60,000(2)     --         --            --             --        $100,000 (3)          --

         (1) - As of December 31, 2001, the Company owed Mr. DePhillipo an aggregate of $189,207 for salary earned but not received.

         (2) - As of December 31, 2001, the Company owed Dr. Ricciardi an aggregate of $168,600 for compensation earned but not received.

         (3) - Represents the value of vested $.10 options issued for deferred compensation

         (4) - Represents the cost of life insurance premiums provided from the Company


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                      Individual Grants
-----------------------------------------------------------------------------------------------------------------
        (a)                        (b)                       (c)                       (d)                (e)


-----------------------------------------------------------------------------------------------------------------
                           Number of Securities    Percent of Total Options/
                            Underlying Option/         SARs Granted to          Exercise of Base       Expiration
        Name                 SARs Granted (#)      Employees in Fiscal Year       Price ($/Sh)            Date
        ----                 ----------------      ------------------------       ------------            ----
 John R. DePhillipo              900,000                    60.0%                     $0.40             1/23/06

Robert P. Ricciardi              600,000                    40.0%                     $0.40             1/23/06

                     AGGREGATED OPTION/SAR EXERCISES IN LAST
                    FISCAL YEAR AND F/Y-END OPTION/SAR VALUES

        (a)                   (b)                (c)                     (d)                         (e)

                                                                 Number of Securities
                                                                Underlying Unexercised      Value of Unexercised In-
                                                                Options/SARs at Fiscal       the-Money Options/SARs
                        Shares Acquired                              Year-End (#)            at Fiscal Year-End ($)
        Name            On Exercise (#)    Value Realized     Exercisable/Unexercisable    Exercisable/Unexercisable
        ----            ---------------    --------------     -------------------------    -------------------------
 John R. DePhillipo            0                  _              1,578,820/1,020,000          $452,504/$288,800

Robert P. Ricciardi            0                  _               1,250,000/750,000           $190,500/$219,500

Employment Agreements with Executive Officers

         The Company entered into an employment agreement with John R. DePhillipo, the Chief Executive Officer and President of the Company, dated February 24, 1998, which provides for an initial salary of $125,000 per year, an initial term of five (5) years, benefits, a grant of options to acquire 1,200,000 shares at an exercise price of $0.10 per share, 800,000 of which have vested, with the remaining balance vested in equal annual installments of 200,000 each, commencing January 1, 2001, registration rights and a two (2) year restrictive covenant.

         The Company entered into a consulting agreement with Dr. Ricciardi dated February 24, 1998, which provides for initial compensation of $30,000 per year in 1998 and $60,000 per year in 1999, an initial term of (5) years, the grant of options to acquire 1,000,000 shares at an exercise price of $0.10 per share, 600,000 of which have vested, with the remaining balance vesting in equal installments of 200,000 each, commencing January 1, 2001, registration rights, and requires Dr. Ricciardi to perform eight (8) hours of consulting services per week.

Compensation of Directors

         Directors of the Company are not paid any fees for service as directors of the Company.

                        REPORT ON EXECUTIVE COMPENSATION

Introduction

         The Board of Directors is responsible for establishing and maintaining the Company's executive compensation program which is designed to attract and retain executives who are committed to long-term success of the Company and the enhancement of shareholder value.

Compensation Components

         Base salary is received annually and any increases are based on the performance of the Company. Due to the Company's financial and cash flow position, it was not able to make regular payments of monetary compensation to any of its executive officers under the agreements described above through 2001. The incentive compensation component is paid in the form of stock option grants. The Board has taken into consideration the inability of the Company to pay monetary compensation to its executive officers in determining the number of stock options it granted to the Company's executive officers in 2001.

Interlocks and Insider Participation

         None of the executive officers of the Company serve as a director of another corporation where an executive officer of such other corporation serves as a director of the Company.


                         REPORT FROM THE AUDIT COMMITTEE

         The members of the Audit Committee are Mr. DePhillipo and Dr. Ricciardi. The Audit Committee is responsible for considering management's recommendation of independent certified public accountants for each fiscal year, recommending the appointment or discharge of independent accountants to the board of directors and confirming the independence of the accountants. It is also responsible for reviewing and approving the scope of the planned audit, the results of the audit and the accountants' compensation for performing such audit, reviewing the Company's audited financial statements, and reviewing and approving the Company's internal accounting controls and discussing such controls with the independent accountants.

         The Audit Committee adopted a written charter during fiscal 2001, a copy of which is attached to this proxy statement as Appendix A.

         In connection with the audit of the Company's financial statements for the year ended December 31, 2001, the Audit Committee met with representatives from Siegal & Drossner, P.C., the Company's independent auditors. The Audit Committee reviewed and discussed with Siegal & Drossner the Company's financial management and financial structure, as well as the matters relating to the audit required to be discussed by Statements on Auditing Standards 61 and 90.

         In addition, the Audit Committee reviewed and discussed with the Company's management the Company's audited financial statements relating to fiscal year ended December 31, 2001.

         Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's financial statements audited by Siegal & Drossner be included in the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2001.



                                        John R. DePhillipo
                                        Robert P. Ricciardi

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Siegal & Drossner, P.C. has been selected to be the Company's independent public accountants for 2002. Representatives of Siegal & Drossner, P.C. are expected to be present at the Annual Meeting, but are not expected to make any statements or answer any questions.

Audit Fees

         The aggregate fees billed to the Company by Siegal & Drossner, P.C., our independent public accountants, for professional services rendered for our fiscal year 2001 audit of our annual financial statements and interim financial statements reviews related to fiscal year 2001 were $36,581.

Financial Information Systems Design Implementation

         During 2001, the company did not retain Siegal & Drossner, P.C., our independent public accounts for any financial information systems design implementation.

All Other Fees

         During 2001, Siegal & Drossner, P.C., our independent public accountants, did not bill the Company for professional services rendered for corporate and acquisition tax planning, accounting research and other services.

                                PERFORMANCE GRAPH

                 COMPARISON OF 37 MONTH CUMULATIVE TOTAL RETURN*

         The Chart below compares the performance of GeneLink Common Stock with the performance of Standard & Poor's Small Cap 600 Index ("S&P Small Cap 600"), the Standard & Poor's Health Care Medical Products & Supplies Index ("S&P Health Care/Medical Products & Supplies") and the NASDAQ Biotechnology Index ("NASDAQ Biotechnology").


                        [CUMULATIVE TOTAL RETURN GRAPH]

                                                     11/28/98      12/98       12/99       12/00       12/01
                                                     --------      -----       -----       -----       -----
GENELINK, INC.                                         100.00       86.13       18.25       30.58       50.36
S & P SMALLCAP 600                                     100.00      112.38      126.32      141.22      170.01
S & P HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)        100.00      114.01      105.60      152.33      144.60
NASDAQ BIOTECHNOLOGY                                   100.00      126.73      255.53      314.24      263.36

*$100 invested on 11/28/98 in stock or on 10/31/98 in index-including reinvestment of dividends. Fiscal year ending December 31.

Copyright (C) 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         In accordance with the Company's By-Laws, the number of directors has been fixed at two (2) and, accordingly, two (2) directors will be elected at the Meeting. Each director elected will serve as a director until his or her successor is elected and shall have qualified. The two (2) persons named below are management's nominees for election as directors and are the current members of the Company's Board of Directors.

         Management has no reason to believe that any of its nominees will be unable to serve if elected to office and, to the knowledge of management, its nominees intend to serve the entire term for which election is sought.


                                    NOMINEES

         Information with respect to each of management's nominees is set forth in the following table:

                                                                                 Shares of Stock       Approximate
                                                                                  Beneficially     Percentage of Stock
                                     Name                                          Owned as of         Outstanding
                                                                                      3/1/02

JOHN R. DEPHILLIPO, 60, Chairman, Chief Executive Officer, President,             3,778,000(1)            19.7%
Secretary and Director of the Company.  Mr. DePhillipo, educated at Temple
University in Business Administration, served from 1990 to 1994 as the
Chairman/CEO of Applied Safety, Inc., which developed a retro-fit driver's side airbag for installation in new or used vehicles.  In August, 1994,
Applied Safety ceased operations and entered into a license and royalty agreement with a New York Stock Exchange company which was a worldwide manufacturer and supplier of airbags.  In October of 1995, after a lawsuit was filed in Florida by the other party seeking to terminate the agreement and avoid future royalty payments, Applied Safety filed for protection under
Chapter 11 of the U.S. Bankruptcy Code, Case #95-17950 DAS.  In September
1997, Applied Safety's plan was confirmed by the bankruptcy court, and
Applied Safety has emerged from bankruptcy.

ROBERT P. RICCIARDI, PH.D., 55, Treasurer and Director of the Company. Dr.        4,610,000(2)            24.6%
Robert Ricciardi is a Professor of Microbiology at the University of
Pennsylvania, where he is Chairman of the Microbiology and Virology Program of
the Molecular Biology Graduate Group. He received his Ph.D. from the University of Illinois at Urbana in cellular biology. He was a postdoctoral fellow at
Brandeis University and Harvard Medical School in the Department of Biological
Chemistry and was awarded fellowships by the American Cancer Society, National
Institute of Health and Charles A. King Trust. He developed one of the first techniques in molecular biology which has been widely used both to map genes and determine the proteins they encode. While most of his research has centered on basic mechanisms of cancer, he has developed, patented and has a patent pending for recombinant delivery vectors for use as vaccines and for potential use in gene therapy. Dr. Ricciardi has served as a consultant to The National
Institutes of Health, Smith Kline and Beckman's Department of Molecular
Genetics, and Children's Hospital of Philadelphia's Department of Infectious
Disease. He has authored 55 publications, has been awarded a NATO Visiting
Professorship at Ferrara Medical School, Italy, and has been an invitational speaker at various scientific meetings and a seminar guest speaker at the Mayo
Clinic and Johns Hopkins University.

(1) Includes currently exercisable options to acquire 2,348,820 shares of the Company's Common Stock. Includes 1,430,000 shares held by Maria D. DePhillipo, the spouse of Mr. DePhillipo. Mr. DePhillipo disclaims beneficial ownership of the shares held by Maria D. DePhillipo

(2) Includes currently exercisable options to acquire 1,900,000 shares of the Company's Common Stock.


                      ANNUAL REPORT TO THE SEC ON FORM 10-K

         Shareholders may obtain, without charge, a copy of the company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission, by writing to GeneLink, Inc., 100 S. Thurlow Street, Margate, New Jersey 08402. Copies of Exhibits to such Annual Reports may be obtained upon payment of the cost to the Company for copying and mailing such Exhibits.

                       WHERE YOU CAN FIND MORE INFORMATION

         The Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by the Company at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC's public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The filings of the Company with the SEC are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

         The SEC allows the Company to "incorporate by reference" information into this document, which means that they can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this document, except for any information superseded by information in this document. This document incorporates by reference the documents set forth below that the Company has previously filed with the SEC. These documents contain important information about the Company and their finances.

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at the Company's next Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or before 120 days prior to the one year anniversary date of this year's meeting to be included in the Company's proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

         As of the date hereof, management does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the Meeting, other than those specifically referred to herein. If, however, any other matters should properly come before the Meeting, it is the intention of the persons named in the proxies to vote the shares represented thereby in accordance with their best judgment on such matters.

         The expenses of soliciting proxies in the form included with this Proxy Statement and the cost of preparing, assembling and mailing materials in connection with such solicitation of proxies will be borne by the Company. In addition to the use of mail, the Company's directors, executive officers and employees may solicit proxies personally or by telephone or telegraph.

                                         By Order of the Board of Directors:



                                         John R. DePhillipo
                                         Chairman of the Board

Margate, New Jersey
April 1, 2002

                                   EXHIBIT "A"

                                 GENELINK, INC.
                             AUDIT COMMITTEE CHARTER


ORGANIZATION

         There shall be a committee of the board of directors of GeneLink, Inc. (the "Corporation") to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

STATEMENT OF POLICY

         The audit committee shall provide assistance to the Corporation's directors in fulfilling their responsibilities to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation.

RESPONSIBILITIES

         In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Corporation's directors and stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

         In carrying out these responsibilities, the Audit Committee will:

     o Review and recommend to the Corporation's directors the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries.

     o Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     o Review with the independent auditors, the Corporation's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should review Corporation policy statements to determine their adherence to the code of conduct.

     o Review the internal audit function of the Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     o Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Any changes in accounting principles should be reviewed.

     o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Corporation's Board of Directors.

     o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     o   Review and assess the adequacy of the charter on an annual basis.

                                 GENELINK, INC.
                                    PROXY FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 29, 2002

         This proxy is solicited on behalf of the board of directors. The undersigned shareholder of GeneLink, Inc., a Pennsylvania corporation ("GeneLink"), hereby appoints John R. DePhillipo, as proxy with full power of substitution, for the undersigned to vote the number of shares of common stock of GeneLink that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of GeneLink to be held on April 29, 2002, at 9:00 a.m. local time, at The Atlantic City Hilton, Boston Avenue and the Boardwalk, Pacific "C" Room, 3rd Floor, Atlantic City, New Jersey and at any adjournment or postponement thereof, on the following matters that are more particularly described in the Proxy Statement dated April 1, 2002.

         This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted `for" Proposal 1. Receipt of the Proxy Statement dated April 1, 2002, is hereby acknowledged.

         Your are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the board of directors' recommendation. The proxies cannot vote your shares unless you sign and return this card.

         1. Proposal to elect directors of GeneLink, each to serve until GeneLink's next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

         [ ]   FOR ALL NOMINEES LISTED BELOW     [ ]   WITHHOLD AUTHORITY
                                                         FOR ALL NOMINEES LISTED
                                                         BELOW

         John R. DePhillipo and Robert P. Ricciardi, to hold office until the next annual meeting or until their respective successors have been duly elected and qualified.

         2. To consider and take action upon any other matter which may properly come before the meeting or any adjournment or postponement thereof.

                  [ ]    FOR        [ ]    AGAINST        [ ]    ABSTAIN


      --------------------------------------------------------------------


      --------------------------------------------------------------------
                             Name of Shareholder(s)


      --------------------------------------------------------------------
                           Signature of Shareholder(s)

         Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears thereon.

         Date:                                                         , 2002
              ---------------------------------------------------------

         PLEASE MARK, SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE